HIGHLANDS ACQUISITION CORP.

______________, 2007

Kanders & Company, Inc.

One Landmark Square, 22nd Floor

Stamford, Connecticut 06901

Ivy Capital Partners

One Paragon Drive

Montvale, New Jersey 07645

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Highlands Acquisition Corp. (“HAC”) and continuing until the earlier of the consummation by HAC of a “Business Combination” or HAC’s liquidation (in each case as described in HAC’s IPO prospectus, and such earlier date hereinafter referred to as the “Termination Date”), but in no event longer than 24 months from the Effective Date, each of Kanders & Company, Inc. and Ivy Capital Partners shall make available to HAC certain office space, utilities and secretarial support as may be required by HAC from time to time, situated at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 (or any successor location) and One Paragon Drive, Montvale, New Jersey 07645 (or any successor location), respectively. In exchange therefor, HAC shall pay each of Kanders & Company, Inc. and Ivy Capital Partners the sum of $5,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,
HIGHLANDS ACQUISITION CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:
KANDERS & COMPANY, INC.

By:
Name:
Title:

IVY CAPITAL PARTNERS

By:
Name:
Title: